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                                                                    EXHIBIT 10.2


                     ELEVENTH AMENDMENT TO CREDIT AGREEMENT

         THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated and effective as of August 17, 2000, is among DAISYTEK, INCORPORATED, a Delaware corporation ("Borrower"), DAISYTEK INTERNATIONAL CORPORATION, a Delaware corporation ("Guarantor"), each of Borrower's Subsidiaries identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages of this Amendment or that, pursuant to Section 8.1(n) of the Credit Agreement (as hereinafter defined), become a "Subsidiary Guarantor" (individually, a "Subsidiary Guarantor," and, collectively, the "Subsidiary Guarantors"), CITIZENS BANK OF MASSACHUSETTS, a Massachusetts stock savings bank, by assignment from State Street Bank and Trust Company, a Massachusetts trust ("Citizens"), BANK ONE, NA (Main Office Chicago), a national banking association formerly named The First National Bank of Chicago ("Bank One"), IBM CREDIT CORPORATION, a Delaware corporation ("IBM Credit"), and The Chase Manhattan Bank (successor by merger to Chase Bank of Texas, National Association), a New York banking corporation ("Chase"), as a lender and as administrative agent for itself, Citizens, Bank One and IBM Credit (Citizens, Bank One, IBM Credit, Chase and any assignee lender pursuant to Section 11.4A of the Credit Agreement being referred to, collectively, as "Lenders"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

                                    RECITALS

         WHEREAS, Borrower, Guarantor, certain Subsidiary Guarantors, Citizens, Bank One (as assignee, effective June 30, 1997, of NBD Bank, a Michigan banking corporation) and Chase are parties to that certain Credit Agreement dated as of May 22, 1995, as amended by that certain First Amendment to Credit Agreement dated as of April 15, 1996, that certain Second Amendment to Credit Agreement dated as of November 14, 1996 and effective as of November 18, 1996, that certain Third Amendment to Credit Agreement dated and effective as of June 30, 1997, that certain Fourth Amendment to Credit Agreement dated and effective as of December 11, 1997, that certain Fifth Amendment to Credit Agreement dated as of February 13, 1998, that certain Sixth Amendment to Credit Agreement dated as of March 29, 1999 and effective as of March 30, 1999 that certain Seventh Amendment to Credit Agreement dated as of September 10, 1999, that certain Eighth Amendment to Credit Agreement dated as of September 30, 1999, that certain Ninth Amendment to Credit Agreement dated as of October 29, 1999 and effective as of November 1, 1999, and that certain Tenth Amendment to Credit Agreement dated as of July 11, 2000 (as so amended, the "Credit Agreement"), establishing a revolving credit facility in the aggregate maximum principal amount of $105,000,000; and

         WHEREAS, the parties desire to amend the Credit Agreement to modify the covenant obligating Guarantor and its consolidated subsidiaries to maintain a minimum Consolidated Tangible Net Worth;

         NOW, THEREFORE, in consideration of the recitals set forth above, the agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which

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are hereby acknowledged, Borrower, Guarantor, Subsidiary Guarantors and Lenders
hereby agree as follows:




         1. Amendment of Section 8.2(d). Section 8.2(d) of the Credit Agreement is amended to read in its entirety as follows:

                  "(d) Consolidated Tangible Net Worth. Consolidated Tangible Net Worth will never be less than Thirty Four Million Dollars ($34,000,000) plus an amount (which amount, for purposes of this section 8.2(d), shall be zero if actually less than zero) equal to at any time fifty percent (50%) of Consolidated Net Earnings for the period after March 31, 1995 to the date of determination, considered as one accounting period, plus the gross proceeds, less offering and sale expenses, of all sales of equity securities of Guarantor for the period after February 2, 1995 to the date of determination, minus an amount, not to exceed Twenty Five Million Dollars ($25,000,000) in the aggregate, equal to Guarantor's treasury stock purchases subsequent to June 30, 2000."

         2. Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the prior receipt by Agent of any and all documents or certificates reasonably requested by Agent in connection with the execution of this Amendment.

         3. Guaranties. Each of Guarantor and each Subsidiary Guarantor hereby acknowledges, consents and agrees to this Amendment and (a) acknowledges that its obligations under that certain Guaranty executed by it, in favor of a Lender (or Agent for the benefit of Lenders) as the case may be, includes a guaranty of all of the obligations, indebtedness and liabilities of Borrower under the Credit Agreement as amended by this Amendment, (b) represents to each Lender that such Guaranty remains in full force and effect and shall continue to be its legal, valid and binding obligation, enforceable against it in accordance with its terms, and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under such Guaranty.

         4. Other Documents. Borrower shall provide such other documents incidental and appropriate to this Amendment as Agent or Agent's counsel may reasonably request, all such documents to be in form and substance reasonably satisfactory to Agent.

         5. Terms of Agreement. Except as expressly amended by this Amendment, the Credit Agreement is and shall be unchanged.

         6. Effect of Amendment. The Credit Agreement and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement in the Credit Agreement or the other documents shall mean a reference to the Credit Agreement as amended hereby.


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 2
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         7. Reaffirmation; No Default. Each Daisytek Corporation hereby represents and warrants to Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate action on the part of such Daisytek Corporation and will not violate the certificate of incorporation (or other charter documents) or bylaws of any Daisytek Corporation, (b) the representations and warranties contained in the Credit Agreement, as amended by this Amendment, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) each Daisytek Corporation is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

         8. Enforceability. Each Daisytek Corporation hereby represents and warrants that, as of the date of this Amendment, the Credit Agreement and all documents and instruments executed in connection therewith are in full force and effect and that there are no claims, counterclaims, offsets or defenses to any of such documents or instruments.

         9. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE DEEMED CONTRACTS AND INSTRUMENTS MADE UNDER THE LAWS OF THE STATE OF TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA. PURSUANT TO
SECTION 346.004 OF THE TEXAS FINANCE CODE, CHAPTER 346 OF THE TEXAS FINANCE CODE SHALL NOT APPLY TO THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, THE NOTES, OR ANY ADVANCE OR LOAN EVIDENCED BY THE NOTES.

         10. Maximum Interest Rate. Regardless of any provisions contained in this Amendment or in any other Loan Documents, Lenders shall never be deemed to have contracted for or be entitled to receive, collect or apply as interest on the Notes or otherwise any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and if Lenders ever receive, collect or apply as interest any such excess, or if acceleration of the maturity of the Notes or if any prepayment by Borrower results in Borrower having paid any interest in excess of the maximum rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance of the Notes for which such excess was received, collected or applied, and, if the principal balances of Notes are paid in full, any remaining excess shall forthwith be paid to Borrower. All sums paid or agreed to be paid to Lenders for the use, forbearance or detention of the indebtedness evidenced by the Notes and/or the Credit Agreement, as amended by this Amendment, shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the maximum lawful rate permitted under applicable law. In determining whether or not the interest paid or payable under any specific contingency exceeds the maximum rate of interest permitted by law, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (i) characterize any non-principal payment as an expense, fee or premium, rather than as interest; and (ii) exclude voluntary prepayments and the effect thereof; and (iii) compare the total amount of interest contracted for, charged or received with


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 3
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the total amount of interest which could be contracted for, charged or received throughout the entire contemplated term of the Notes at the maximum lawful rate under applicable law.

         11. Counterparts. This Amendment may be separately executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

         12. WAIVER OF TRIAL BY JURY. EACH DAISYTEK CORPORATION WAIVES ANY AND ALL RIGHTS THAT IT MAY HAVE TO A TRIAL BY JURY ON ANY CLAIM, COUNTERCLAIM OR OTHER ACTION, OF ANY NATURE WHATSOEVER, RELATING TO OR ARISING OUT OF THIS AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS. EACH DAISYTEK CORPORATION ACKNOWLEDGES THAT THE FOREGOING JURY TRIAL WAIVER IS A MATERIAL INDUCEMENT TO EACH LENDER'S ENTERING INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH LENDER IS RELYING ON SUCH WAIVER IN ITS FUTURE DEALINGS WITH SUCH CORPORATION. EACH SUCH CORPORATION WARRANTS AND REPRESENTS TO EACH LENDER THAT SUCH CORPORATION HAS REVIEWED THE FOREGOING JURY TRIAL WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THE FOREGOING JURY TRIAL WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         13. WAIVER OF CONSUMER/DTPA RIGHTS. EACH DAISYTEK CORPORATION HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES-CONSUMER PROTECTION ACT (TEX. BUS. & COM. CODE SECTION 17.41 ET SEQ.), A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS, AND REPRESENTS AND WARRANTS TO EACH LENDER THAT SUCH CORPORATION (A) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL AND BUSINESS MATTERS THAT ENABLE SUCH CORPORATION TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, (B) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION, AND (C) IS REPRESENTED BY LEGAL COUNSEL IN CONNECTION WITH SUCH TRANSACTIONS.

         14. OTHER AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE WRITTEN CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 4
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         THIS AMENDMENT is executed and effective as of the date first written above.


                                      BORROWER:

                                      DAISYTEK, INCORPORATED

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      GUARANTOR:

                                      DAISYTEK INTERNATIONAL
                                      CORPORATION


                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


SUBSIDIARY GUARANTORS:


DAISYTEK LATIN AMERICA, INC., a Florida
corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


HOME TECH DEPOT, INC., a Delaware corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 5
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STEADI-SYSTEMS, LTD.,
a California corporation

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


STEADI SYSTEMS MIAMI, INC.,
a Florida corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


STEADI SYSTEMS NEW YORK, INC.,
a New York corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


STEADI-SYSTEMS ATLANTA, INC.,
a Georgia corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


STEADI-SYSTEMS CHICAGO, INC.,
an Illinois corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 6
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SUPPLIES EXPRESS, INC., a Delaware corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


THE TAPE COMPANY, INC., an Illinois
corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

THE TAPE COMPANY, INC., a Georgia
corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

THE TAPE COMPANY, INC., an Ohio
corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


TAPE DISTRIBUTORS OF TEXAS, INC.,
a Texas corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 7
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BUSINESS SUPPLIES DISTRIBUTORS, INC.,
a Delaware corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


ARLINGTON INDUSTRIES, INC.,
a Delaware corporation

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

B.A. PARGH COMPANY,
a Delaware corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

VIRTUALDEMAND.COM,
a Delaware corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


TAPE DISTRIBUTORS, INC.,
a Pennsylvania corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------



ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 8

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TAPE DISTRIBUTORS OF MINNESOTA, INC.,
a Minnesota corporation


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


AGENT:

CHASE BANK OF TEXAS, N.A.,
a national banking association


By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------


                                           LENDERS:

                                           CHASE BANK OF TEXAS, N.A.
                                           a national banking association


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------


                                           CITIZENS BANK OF
                                           MASSACHUSETTS, a Massachusetts stock
                                           savings bank

                                           By:
                                              ----------------------------------
                                                 Michael St. Jean,
                                                 Vice President


                                           BANK ONE, NA (Main Office Chicago), a
                                           national banking association


                                           By:
                                              ----------------------------------
                                                 Kathy Turner, Authorized Agent


ELEVENTH AMENDMENT TO CREDIT AGREEMENT - Page 9

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                                           IBM CREDIT CORPORATION, a Delaware
                                           corporation


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------



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